CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Cascade Technologies Corp. (the "Company") on Form 10-QSB for the period ended May 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 135, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Dated: July 17, 2006

                        /s/ Bruce Hollingshead
                 	----------------------
                 	Name:  Bruce Hollingshead
                 	Title: President (Principal Executive Officer)

                        /s/ Christine Thomas
                	--------------------
                	Christine Thomas
                	Principal Financial and Accounting Officer